UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Portman Ridge Finance Corporation

(Name of Registrant as Specified In Its Charter)

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Portman Ridge Finance Corporation

650 Madison Avenue

New York, New York 10022

Dear Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Portman Ridge Finance Corporation, a Delaware corporation (“PTMN” or the “Company”), to be held virtually on June 7, 2021, at 9:00 a.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/PTMN2021.

Stockholders of record of common stock of PTMN, par value $0.01 per share, at the close of business on April 12, 2021 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Annual Meeting and proxy statement. The proxy statement and PTMN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are being made available to PTMN’s stockholders via the Internet on or about April 27, 2021. Your vote is very important to us.

The Board of Directors of PTMN (“Board”) unanimously recommends that you (i) vote “FOR” the election of each of the nominees proposed by the Board and described in the accompanying proxy statement, (ii) vote “FOR” the proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021, (iii) vote “FOR” the proposal to grant discretionary authority to the Board to amend PTMN’s Certificate of Incorporation to effect a reverse stock split of its common stock within the range of 1-5 to 1-15 to be determined by the Board, but not later than one year after stockholder approval thereof (the “Reverse Stock Split”), and (iv) vote to approve an amendment to PTMN’s Certificate of Incorporation to decrease, concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of common stock by one half of the Reverse Stock Split Ratio (“Reduction in Shares Ratio”). You can vote for the Board nominees and on the other matters to be voted on at the Annual Meeting by following the instructions on the Notice of Internet Availability of Proxy Materials and voting by Internet or telephone.

It is important that your shares be represented at the Annual Meeting. Please follow the instructions on the Notice of Internet Availability of Proxy Materials and authorize a proxy via the Internet or telephone to vote your shares. We encourage you to vote via the Internet as it saves us significant time and processing costs. However, the Notice of Internet Availability of Proxy Materials includes instructions on how to request a hard copy of the proxy statement and proxy card for the Annual Meeting free of charge, and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Annual Meeting. Voting by proxy does not deprive you of your right to participate in the virtual Annual Meeting.

No matter how many or few shares in the Company you own, your vote and participation are very important to us.

Sincerely,

/s/ Ted Goldthorpe
Ted Goldthorpe
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 7, 2021.

The accompanying proxy statement and PTMN’s Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.PortmanRidge.com.

PORTMAN RIDGE FINANCE CORPORATION

650 Madison Avenue

New York, New York 10022

NOTICE OF VIRTUAL 2021 ANNUAL MEETING OF STOCKHOLDERS

Online Meeting Only – No Physical Meeting Location

www.virtualshareholdermeeting.com/PTMN2021

June 7, 2021, 9:00 a.m., Eastern Time

Dear Stockholders:

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Portman Ridge Finance Corporation, a Delaware corporation (“PTMN” or the “Company”), will be conducted virtually, solely by the means of remote communication, on June 7, 2021, at 9:00 a.m., Eastern Time at the following website:

www.virtualshareholdermeeting.com/PTMN2021.

At the Annual Meeting, in addition to transacting such other business as may properly come before the meeting and any postponements or adjournments thereof, the stockholders of the Company will consider and vote on the following proposals:

(1)	The election of three directors, who will each serve until the 2024 Annual Meeting of Stockholders and until his successor is duly elected and qualifies;

(2)	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021;

(3)

To grant discretionary authority to the Board of Directors of the Company to amend Company’s Certificate of Incorporation to effect a reverse stock split of its common stock within the range of 1-5 to 1-15, the exact ratio (the “Reverse Stock Split Ratio”), if any, to be determined by the Board of Directors, but not later than one year after stockholder approval thereof (the “Reverse Stock Split”); and

(4)

To approve an amendment to the Company’s Certificate of Incorporation to decrease, concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of common stock by one half of the Reverse Stock Split Ratio (“Reduction in Shares Ratio”).

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT, “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021, FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF ITS COMMON STOCK WITHIN THE RANGE OF 1-5 TO 1-15 TO BE DETERMINED BY THE BOARD OF DIRECTORS, BUT NOT LATER THAN ONE YEAR AFTER STOCKHOLDER APPROVAL THEREOF, AND FOR THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE, CONCURRENT WITH AND CONDITIONED UPON THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT, THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK BY THE REDUCTION IN SHARES RATIO.

You have the right to receive notice of, and to vote at, the Annual Meeting as to the proposals if you were a stockholder of record of common stock of PTMN, par value $0.01 per share, at the close of business on April 12, 2021. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at the Company’s principal executive offices at 650 Madison Avenue, New York, New York 10022, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/PTMN2021 when you enter your 16-Digit control number. The Company is furnishing a proxy statement and proxy card to its stockholders on the Internet, rather than mailing printed copies of those materials to each of its stockholders. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet.

Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials.

We are not aware of any other business, or any other nominees for election as directors of the Company, that may properly be brought before the Annual Meeting.

Thank you for your continued support of the Company.

By order of the Board of Directors,

/s/ Jason T. Roos
Jason T. Roos
Secretary

New York, New York

April 27, 2021

To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize a proxy to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the Annual Meeting, you still may participate in the virtual Annual Meeting.

PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECREASE, CONCURRENT WITH AND CONDITIONED UPON THE EFFECTIVENESS OF THE REVERSER STOCK SPLIT, THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	38
OTHER MATTERS	40
Stockholder Proposals Pursuant to Rule 14a-8	40
Stockholder Proposals Other than Pursuant to Rule 14a-8	40
Other Business	40
Delivery of Proxy Materials	41
Available Information	41

PORTMAN RIDGE FINANCE CORPORATION

650 Madison Avenue

New York, New York 10022

PROXY STATEMENT

Virtual 2021 Annual Meeting of Stockholders

General

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”, “Company,” “we,” “us,” or “our”) for use at the Company’s virtual 2021 Annual Meeting of Stockholders (the “Annual Meeting”) that will be held solely by means of remote communication. This proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are being made available to its stockholders via the Internet on or about April 27, 2021.

We encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specified.

Annual Meeting Information

The Annual Meeting will be a completely virtual meeting that will be held solely by means of remote communication. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on June 7, 2021 at 9:00 a.m., Eastern Time. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/PTMN2021 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee and want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 8:45 a.m., Eastern Time. Please allow time for online check-in procedures.

You are entitled to attend and participate in the virtual Annual Meeting only if you are a record stockholder of common stock of PTMN, par value $0.01 per share as of the close of business on the record date for the Annual Meeting, which is April 12, 2021 (the “Record Date”), or you hold a valid proxy for the Annual Meeting.

Availability of Proxy and Annual Meeting Materials

This proxy statement and PTMN’s Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.PortmanRidge.com.

Purpose of Annual Meeting

In addition to transacting such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof, at the Annual Meeting, the stockholders of the Company will be asked to consider and vote on the following proposals:

1.	The election of three directors, who will each serve until the 2024 Annual Meeting of Stockholders and until his successor is duly elected and qualifies;

2.	The ratification of the selection of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.

The approval of an amendment to our Certificate of Incorporation (the “Proposed Reverse Stock Split Amendment”) to effect a reverse stock split of our common stock within the range of 1-5 to 1-15, the exact ratio (the “Reverse Stock Split Ratio”), if any, to be determined by the Board of Directors, but not later than one year after stockholder approval thereof (the “Reverse Stock Split”); and

4.

The approval of an amendment to our Certificate of Incorporation (the “Proposed Decrease Shares Amendment”) to decrease, concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of common stock by one half of the Reverse Stock Split Ratio (“Reduction in Shares Ratio”).

Voting Information

General

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES DESCRIBED IN THIS PROXY STATEMENT; “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021; “FOR” THE PROPOSED REVERSE STOCK SPLIT AMENDMENT TO EFFECT THE REVERSE STOCK SPLIT; AND “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE, CONCURRENT WITH AND CONDITIONED UPON THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT, THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK BY THE REDUCTION IN SHARES RATIO.

Voting Securities

You may cast one vote for each share of common stock of the Company that you owned as of the Record Date for each matter submitted for a vote at the Annual Meeting. Each share of a Company’s common stock has equal voting rights with all other shares of the Company’s common stock, which is the only class of voting securities outstanding of the Company. As of the close of business on the Record Date, the Company had 75,195,141 shares of common stock outstanding and entitled to vote.

Quorum Required

For the Company to conduct business at the Annual Meeting, a quorum of stockholders must be present at the Annual Meeting. The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders entitled to cast a majority of the shares of the Company’s common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes.

Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

The Chairman of the Annual Meeting for the Company shall have the power to adjourn the Annual Meeting, whether or not a quorum is present, from time to time for any reason and without notice other than announcement at the Annual Meeting.

Submitting Voting Instructions for Shares Held Through a Broker, Bank, Trustee or Nominee

If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee, you must direct your intermediary regarding how you would like your shares voted by following the voting instructions you receive from your broker, bank, trustee or nominee. If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee and want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Please instruct your broker, bank, trustee or nominee regarding how you would like your shares voted so your vote can be counted.

Discretionary Voting

Brokers, banks, trustees and nominees have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. The “routine” matters being considered by the Company at this Annual Meeting are the ratification of the appointment of the Company’s independent registered public accounting firm, the approval of the Proposed Reverse Stock Split Amendment to effect the Reverse Stock Split and the Proposed Decrease Shares Amendment to effect the decrease, concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of common stock by the Reduction in Shares Ratio (the “Authorized Shares Decrease Proposal”), and the “non-routine” matter being considered by the Company at this Annual Meeting is the election of directors. If you hold your shares in street name (or “nominee name”) and do not provide your broker, bank, trustee or nominee who holds such shares of record with specific instructions regarding how to vote on the Company’s proposal to elect directors, your broker will not be permitted to vote your shares on the “non-routine” proposal.

Please note that to be sure your vote is counted on the Company’s proposal to elect directors, you should instruct your broker, bank, trustee or nominee how to vote your shares by following the voting instructions provided by your broker, bank, trustee or nominee. If you do not provide voting instructions, votes may not be cast on your behalf with respect to such proposal.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of the Company’s common stock, you may authorize a proxy to vote on your behalf by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Authorizing your proxy will not limit your right to participate in the virtual Annual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Receipt of Multiple Proxy Cards

Some of the Company’s stockholders hold their shares in more than one account and may receive a separate Notice of Internet Availability of Proxy Materials for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote by following the instructions in each Notice of Internet Availability of Proxy Materials you receive.

Revoking Your Proxy

If you are a stockholder of record of the Company, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Annual Meeting to Portman Ridge Finance Corporation at 650 Madison Avenue, New York, New York 10022, Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Annual Meeting; or (iii) participating in the virtual Annual Meeting and voting online. If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual Annual Meeting does not revoke your proxy unless you also vote online at the Annual Meeting.

Votes Required

Election of directors. The affirmative vote of a plurality of the shares of PTMN’s common stock outstanding and entitled to vote thereon at the Annual Meeting is required to elect each director nominee of the Company (i.e., the three candidates receiving the most “for” votes will win each election). Stockholders may not cumulate their votes. Abstentions, votes to “withhold authority” and broker non-votes will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Ratification of independent registered public accounting firm. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm (i.e., the number of shares voted “for” the ratification of the appointment of Deloitte exceeds the number of votes “against” the ratification of the appointment of Deloitte). Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Approval of the Proposed Reverse Stock Split Amendment to Effect the Reverse Stock Split. Under the Delaware General Corporation Law (the “DGCL”), the affirmative vote of the holders of a majority of the Company’s outstanding shares as of the Record Date is required to adopt and approve the Proposed Reverse Stock Split Amendment to effect the Reverse Stock Split. Because adoption and approval of the Proposed Reverse Stock Split Amendment to effect the Reverse Stock Split requires a majority of the outstanding shares, an abstention will have the same effect as voting “against” the proposal. Brokers, banks and other nominees may have discretionary authority to vote on the approval of the Proposed Reverse Stock Split Amendment to effect the Reverse Stock Split and therefore no “broker non-votes” are anticipated with respect to this proposal.

Approval of the Proposed Decrease Shares Amendment to Effect the Authorized Shares Decrease Proposal. The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the Authorized Shares Decrease Proposal. Because adoption and approval of the Proposed Decrease Shares Amendment to the Certificate of Incorporation to effect the Authorized Shares Decrease Proposal requires a majority of the outstanding shares, an abstention will have the same effect as voting “against” the proposal. Brokers, banks and other nominees may have discretionary authority to vote on the approval of the Proposed Decrease Shares Amendment to effect the Authorized Shares Decrease Proposal and therefore no “broker non-votes” are anticipated with respect to this proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of the Company’s adviser or administrator, and its affiliates. No additional compensation will be paid to such regular employees for such services. The Company also intends to use the services of Broadridge Financial Solutions, Inc. to aid in the distribution and collection of proxy votes. The Company expects to pay market rates of approximately $16,000 for such services. You could be contacted by telephone on behalf of the Company and be urged to vote. The solicitor will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. The Company will reimburse brokers and other persons holding the Company’s common stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies. The principal address of PTMN’s investment adviser, Sierra Crest Investment Management LLC (“Sierra Crest” or “Adviser”) is 650 Madison Avenue, New York, New York 10022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the beneficial ownership information of each current director, including the nominees for director, as well as the Company’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of its common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 75,195,141 shares of the Company’s common stock and outstanding as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the shares of the Company’s common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The directors are divided into two groups — interested directors and independent directors. Each interested director is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The address of all executive officers and directors is c/o Portman Ridge Finance Corporation at 650 Madison Avenue, New York, New York 10022.

	Number of Shares(1)	Percentage of Class
Name and Address
Directors and Executive Officers:
Independent Directors
Alexander Duka	10,000	*
George Grunebaum	—	—
Christopher Lacovara(2)	212,634	*
Dean C. Kehler(3)	1,674,000	2.23%
Robert Warshauer	20,000	*
Matthew Westwood	43,263	*
Joseph Morea	18,210	*
Interested Directors
Graeme Dell	—	—
Ted Goldthorpe	97,651	*
Executive Officers
Jason T. Roos	—	—
Andrew Devine	—	—
Patrick Schafer	49,500	*
Directors and Executive Officers as a Group	2,234,013	2.97%
5% Holders
Sarpa Holdings LLC(4)	5,598,681	7.45%
Silver Creek Capital Management(5)	3,846,872	5.12%

*	Represents less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (the “Exchange Act”).
(2)

Excludes shares of common stock held by KKAT Acquisition Company III, LLC, KKAT Acquisition Company IV, LLC, KKAT Acquisition Company V, LLC, KKAT Acquisition Company VII, LLC and KKAT Acquisition Company VIII, LLC (the “KKAT Entities”). Mr. Lacovara is a member of the KKAT Entities and therefore may have a pecuniary interest in certain of the shares held by the KKAT Entities. Mr. Lacovara disclaims beneficial ownership of the shares held by the KKAT Entities except to the extent of his pecuniary interests therein.

(3)

Includes 1,800,000 shares acquired by Mr. Kehler as consideration for his indirect sale of certain property and limited liability company interests in Trimaran Advisors, L.L.C. to PTMN on February 29, 2012. Mr. Kehler indicated that he has sole dispositive and voting power over 725,000 of such shares which were delivered at the closing of the transaction.

(4)	As reported on a Schedule 13G filed by Sarpa Holdings LLC (“Sarpa”) on February 17, 2021. The principal address of Sarpa is 1870 Ogden Drive, Burlingame, CA 94010.
(5)

As reported on a Schedule 13G filed by Silver Creek Capital Management LLC (“Silver Creekt”) on February 18, 2021. The principal address of Haymarket is 1303 Fifth Avenue, 40th Floor, Seattle, Washington 98101.

The following table sets forth, as of the Record Date, the dollar range of our equity securities that is beneficially owned by each of the current directors of the Company.

Name of Director	Dollar Range of Equity Securities($)(1)(2)
Independent Directors
Alexander Duka		$10,001 – $50,000
George Grunebaum		None
Christopher Lacovara	> $	100,000
Dean C. Kehler	> $	100,000
Robert Warshauer		$10,001 – $50,000
Matthew Westwood(3)	> $	100,000
Joseph Morea(4)		$10,001 – $50,000
Non-Independent Directors
Graeme Dell		None
Ted Goldthorpe	> $	100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)

Based on the closing price of PTMN Common Stock on Nasdaq on April 12, 2021 of $2.39 per share. The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or > $100,000.

(3)	Mr. Westwood joined the Board on October 26, 2020.
(4)	Mr. Morea joined the Board on October 26, 2020.

The following table sets forth the dollar range of equity interests beneficially owned by any of our independent directors and his or her immediate family as of December 31, 2020 in other funds managed by the Adviser or its affiliates.

Name of Director	Name of Owners	Name of Investment	Title of Class	Value of Securities(1)
Alexander Duka	Alexander Duka and Barbara Duka	BC Partners Special Opportunities Fund I LP	Limited Partnership	Over $ 100,000

Alexander Duka	Alexander Duka and Barbara Duka	BC Partners Lending Corporation	Common Stock	Over $ 100,000

George Grunebaum	George Grunebaum	BC Partners Lending Corporation	Common Stock	Over $ 100,000

Robert Warshauer	Robert Warshauer	BC Partners Lending Corporation	Common Stock	Over $ 100,000

Robert Warshauer	Robert Warshauer	BCP Special Opportunities Fund I LLP	Limited Partnership	Over $ 100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or >$100,000.

PROPOSAL 1 — ELECTION OF DIRECTORS

The business and affairs of the Company is managed under the oversight of its Board. PTMN’s Board currently consists of 9 members, of whom seven are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act. The Board may modify the number of its members in accordance with the Company’s bylaws, except that no decrease in the number of directors will shorten the term of any incumbent director. The 1940 Act and Nasdaq rules require that the Company maintain a majority of independent directors on its Board, and Nasdaq rules provide that a director of a business development company is considered to be independent if he or she is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act. Therefore, under both the 1940 Act and applicable Nasdaq rules, a majority of the directors of PTMN’s Board is independent.

Under the Certificate of Incorporation of PTMN, directors are divided into three classes. At each annual meeting of stockholders of the Company, the successors to the directors whose terms expire at such meeting will be elected to serve until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor has been duly elected and qualifies or any director’s earlier resignation, removal from office, death or incapacity.

Each of Messrs. Duka, Lacovara and Goldthorpe has been nominated for re-election to the Board of PTMN, for a three-year term expiring at the 2024 annual meeting of stockholders of the Company.

No person being nominated as a director at the Annual Meeting is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

Required Vote

The affirmative vote of a plurality of the shares of PTMN’s common stock outstanding and entitled to vote thereon at the Annual Meeting is required to elect each director nominee of the Company (i.e., the three candidates receiving the most “for” votes will win each election). Any stockholder of PTMN as of the Record Date can vote for or withhold authority on each of the director nominees of the Company. Abstentions, votes to “withhold authority” and broker non-votes will have no effect on the election of any director nominee, although they will be considered present for the purpose of determining the presence of a quorum. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named above. If a nominee should be unable to serve or for good cause will not serve as a director, it is intended that the proxy will be voted for the election of such person nominated by the Board as a replacement. The Board has no reason to believe that any director nominee named will be unable or unwilling to serve.

The Company’s Board unanimously recommends a vote “FOR” each of the Company’s director nominees described in this proxy statement.

Director and Executive Officer Information

Directors

Information regarding the Company’s nominees for election as a director at the Annual Meeting and the Company’s continuing directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Each interested director is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

Name, Address, and Age(1)	Company — Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(3)
Interested Directors

Graeme Dell (55)	Director since April 2019; term expires in 2023	Managing Partner and Chief Operating Officer of BC Partners LLP since May 2014. Previously, Mr. Dell was Group Finance Director at Ashmore Group plc from 2008 to 2014.	2	A member of the board of directors of Mount Logan Capital Inc. since October 2018.

Ted Goldthorpe* (44)	Director since April 2019; term expires, if elected, in 2024	President and CEO of PTMN since April 2019 and BC Partners Lending Corporation (“BCPL”) since April 2018, and Alternative Credit Income Fund since October 2020. Mr. Goldthorpe also currently serves as the CEO and Chairman of Mount Logan Capital Inc. Executive Officer of Sierra Crest and Managing Partner of BC Partners Credit since 2017. Mr. Goldthorpe was President of Apollo Investment Corporation and Chief Investment Officer of Apollo Investment Management from 2012 to 2016.	3	A member of the board of directors of Mount Logan Capital Inc. since October 2018; a member of the board of directors of BC Partners Lending Corporation since 2018; a member of the board of trustees of the Alternative Credit Income Fund since 2020.

Independent Directors

Alexander Duka* (54)	Director since April 2019; term expires, if elected, in 2024	Executive Vice President of Corporate Development of Acceleration Bay, LLC from September 2017 to September 2019. Mr. Duka also held various positions at Citigroup, Inc. from 1992 to 2017.	3	A member of the board of directors of BC Partners Lending Corp. since 2018; a member of the board of trustees of the Alternative Credit Income Fund since 2020; a former member of the board of trustees of Bondhouse Investment Trust from 2019 to 2021.

Name, Address, and Age(1)	Company — Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(3)

George Grunebaum (58)	Director since April 2019; term expires in 2022	Chief Executive Officer of Ashmore Investment Management (US) Corp since 2008; and President of Ashmore Funds, a series of U.S. registered mutual funds, since 2010.	3	A member of the board of trustees of Ashmore Funds since December 2010; a member of the board of directors of BC Partners Lending Corporation since 2018; a member of the board of trustees of the Alternative Credit Income Fund since 2020.

Dean C. Kehler (64)	Director since February 2012; term expires in 2022	Managing Partner of Trimaran Capital Partners since 1993 and Co-Chairman and Co-CEO of GX Acquisition Corp since August 2018 and GX Acquisition Corp II since September 2020.	1	A member of the board of directors of GX Acquisition Corp. and El Pollo Loco Holdings, Inc.

Christopher Lacovara* (56)	Director since December 2006; term expires, if elected, in 2024	Director of Finance and Legal Affairs of Community Access, Inc. since August 2015. Prior to that, Mr. Lacovara was held several positions, most recently co-managing partner of Kohlberg & Co., L.L.C. from 1988 to February 2015.	1

Robert Warshauer (63)	Director since April 2019; term expires in 2023	Head of the Investment Banking Group — New York and Co-Head of the Restructuring Practice in Imperial Capital’s New York Investment Banking Group since April 2006.	3	A member of the board of directors of BC Partners Lending Corporation since 2018; a member of the board of trustees of the Alternative Credit Income Fund since 2020.

Joseph Morea (66)	Director since October 2020; term expires 2023	Former Principal for Berkeley Realty Ventures, LLC	1	A member of the board of directors / board of trustees of: Industrial Logistics Properties Trust since 2018, Tremont Mortgage Trust since

Name, Address, and Age(1)	Company — Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(3)
				2017, TravelCenters of America LLC since 2015, First Eagle Senior Loan Fund (f/k/a THL Credit Senior Loan Fund) since 2013, Eagle Growth and Income Opportunities Fund from 2015 to 2020, RMR Real Estate Income Fund from 2016 to 2020, and Garrison Capital Inc. from 2015 to October 2020.

Matthew Westwood (51)	Director since October 2020; term expires in 2022	Former Managing Director and principal of Wilshire Associates Incorporated	1	A member of the board of directors of Garrison Capital Inc. from May 2011 to October 2020.

*	Director nominee of PTMN.
(1)	The address of all directors is c/o Portman Ridge Finance Corporation, 650 Madison Avenue, New York, NY 10022.
(2)	“Fund Complex” includes PTMN, BCPL and Alternative Credit Income Fund.
(3)

Except as set forth in this table, no current director of the Company otherwise serves, or has served during the past five years, as a director of an investment company registered under the 1940 Act or of a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

Executive Officers

The following persons serve in the following capacities for the Company:

Name	Age	PTMN Position
Ted Goldthorpe	44	President and Chief Executive Officer
Jason T. Roos	42	Chief Financial Officer, Secretary and Treasurer
Andrew Devine	43	Chief Compliance Officer
Patrick Schafer	35	Chief Investment Officer

Biographical Information

Additional biographical information regarding the Company’s current directors, nominees for director and officers is set forth below.

Interested Directors

Interested Director Nominee

Ted Goldthorpe. Mr. Goldthorpe is the President and Chief Executive Officer of the Company. Mr. Goldthorpe is an executive officer of Sierra Crest and Managing Partner of BC Partners Credit (“BCP Credit”), an integrated credit platform operating within the BC Partners organization. He joined BC Partners to open BCP Credit in 2017. He was previously President of Apollo Investment Corporation and the Chief Investment Officer of Apollo Investment Management where he was the head of its U.S. Opportunistic Platform and also oversaw the Private Origination business from 2012 to 2016. He was also a member of Apollo’s firm-wide Senior Management Committee. Prior to Apollo, Mr. Goldthorpe worked at Goldman Sachs for 13 years where he most recently ran the bank loan distressed investing desk. He was previously the head of Principal Capital Investing for the Special Situations Group. Mr. Goldthorpe launched BC Partners’ credit business in 2017 and oversees a team of experienced credit professionals. As a Managing Partner of BC Partners, Mr. Goldthorpe is also a member of the Investment Committee of the private equity business.

Mr. Goldthorpe’s prior credit and investment experience, including his experience as an officer of a publicly-traded business development company, led to the Board’s conclusion that Mr. Goldthorpe should serve as a member of the Board.

Continuing Interested Director not up for re-election at the Meeting

Graeme Dell. Mr. Dell is a Partner and Chief Operating Officer Director of BC Partners. Mr. Dell joined BC Partners in London in 2014 to further develop the support functions within the organization including fund administration, compliance, finance, information technology, human resources and risk. Previously, Mr. Dell spent six years at Ashmore Group plc, a UK listed asset management firm, principally investing in emerging markets debt, where he was Group Finance Director. Prior to this, he was Group Finance Director for six years at Evolution Group plc, another UK listed financial services organization. He initially qualified as a chartered accountant at Coopers & Lybrand before performing roles in operations and finance at Goldman Sachs and Deutsche Bank.

Through his board experience as an officer of several listed companies, in addition to skills acquired with firms engaged in financial services, Mr. Dell brings extensive business and financial expertise to his Board service. The foregoing qualifications led to the Board’s conclusion that Mr. Dell should serve as a member of the Board.

Independent Directors

Independent Director Nominees

Alexander Duka. Mr. Duka is the chairman of the Compensation Committee of the Board of PTMN. Mr. Duka also serves on the Audit Committee and Nominating and Corporate Governance Committee of the Board of PTMN. Mr. Duka was the Executive Vice President of Corporate Development for Acceleration Bay LLC, a patent investment and technology acceleration business headquartered in San Mateo, CA until December 2019, and remains a senior advisor for the firm. Mr. Duka was responsible for Finance, Investor Relations, Strategic Relationships, New Ventures and Acquisitions. He joined the firm in September 2017. Mr. Duka previously spent 20 years at Citigroup, a global banking institution, and was a Managing Director in the Financial Institutions group in Global Banking, retiring in February 2017. Mr. Duka was the senior banker responsible for managing Citibank’s banking relationships with a number of high profile traditional and alternative asset management companies. Mr. Duka oversaw all financings, capital markets activity, M&A and the provision of other banking services and advice for this client base. Mr. Duka also worked with these asset managers to develop a new generation of permanent capital vehicles, including Business Development Companies, REITs, Closed End Funds, and European Listed Vehicles. Prior to Citibank, Mr. Duka worked at Bank of New York and United Jersey Bank. Mr. Duka received his B.A. from Rutgers College and his MBA from Rutgers Graduate School of Management.

Through his prior experiences as an executive vice president and managing director at several companies, Mr. Duka brings business expertise and finance and industry skills to his Board service. The foregoing qualifications led to the Board’s conclusion that Mr. Duka should serve as a member of the Board.

Christopher Lacovara, Esq. Mr. Lacovara serves on the Audit Committee of the Board of PTMN. Mr. Lacovara is the Chief Financial Officer and General Counsel of Community Access, Inc., a non-profit organization that develops, builds and operates rental housing for formerly homeless individuals and low-income families in New York City. Prior to joining Community Access, Mr. Lacovara was an associate at the law firm of Patterson Belknap Webb & Tyler LLP, and worked for the United States Court of Appeals for the Third Circuit and for the New York State Court of Appeals. Prior to becoming an attorney, Mr. Lacovara was a co-managing partner of Kohlberg & Co., L.L.C., a leading middle market private equity firm, which he joined in 1988. Mr. Lacovara received an A.B. from Harvard College, an M.S. in Civil Engineering from the Columbia University School of Engineering and Applied Sciences, and a J.D. from the Columbia University School of Law. Mr. Lacovara has served on the boards of directors of more than 20 privately-held and publicly-listed companies.

As a result of these and other professional experiences, Mr. Lacovara possesses particular knowledge and experience in corporate finance, corporate governance, strategic planning, business evaluation and oversight and financial analysis that strengthen the Board’s collective qualifications, skills and experience. The foregoing qualifications led to the Board’s conclusion that Mr. Lacovara should serve as a member of the Board.

Continuing Independent Directors not up for re-election at the Meeting

George Grunebaum. Mr. Grunebaum is the chairman of the Nominating and Corporate Governance Committee of the Board of PTMN. Mr. Grunebaum also serves on the Audit Committee and Compensation Committee of the Board of PTMN. Mr. Grunebaum is Chief Executive Officer of Ashmore Investment Management (US) Corp, which he joined in 2008. He is President of Ashmore Funds, a series of U.S. registered mutual funds. Prior to that, he was co-Managing Partner of Dolomite Capital Management and one of the founding partners of the firm. He began his career in finance in 1986, joining Chase Investment Banks’ Latin America corporate finance division. In 1987, he was asked to join the newly formed Debt Arbitrage Group and from 1988 to 1995, worked in various capacities as an Emerging Markets trader. In 1995, he was asked to run global client trading for the Emerging Markets group and in 1998, was given additional responsibility for global principal risk taking in Emerging Market credit, and for local interest rates and Emerging Market equities in 2001. Mr. Grunebaum continued to work at the firm and its successor institutions and was elected co-chairman of the Emerging Markets Traders Association (EMTA) in 2001, until his retirement from JPMorgan Chase in May 2005. He received his BA from Hamilton College. He is licensed as a Series 7, Series 24, and Series 63 Registered Representative.

Mr. Grunebaum’s executive experience brings extensive business and financial expertise to his Board service. Moreover, due to Mr. Grunebaum’s knowledge of, and experience in, finance and accounting, the Board determined that Mr. Grunebaum is an “audit committee financial expert” as defined under SEC rules. The foregoing qualifications led to the Board’s conclusion that Mr. Grunebaum should serve as a member of the Board.

Dean C. Kehler. Mr. Kehler also serves on the Compensation Committee of the Board. Mr. Kehler is a Managing Partner of Trimaran Capital Partners, a manager of private investment funds, and is Co-Chairman and Co-CEO of GX Acquisition Corp. and of GX Acquisition Corp. II. Prior to co-founding Trimaran, Mr. Kehler was a vice chairman of CIBC World Markets Corp. and co-head of the CIBC Argosy Merchant Banking Funds. Prior to joining CIBC World Markets Corp. in 1995, Mr. Kehler was a founder and Managing Director of The Argosy Group L.P. Before Argosy, Mr. Kehler was a Managing Director at Drexel Burnham Lambert Incorporated and also worked at Lehman Brothers Kuhn Loeb Incorporated. Mr. Kehler currently serves on the Board of Directors of El Pollo Loco Holdings, Inc. Mr. Kehler previously served as a director of various public and private companies. Mr. Kehler earned his B.S. from The Wharton School of the University of Pennsylvania.

Mr. Kehler possesses particular knowledge and experience in corporate finance, investment management, financial analysis and corporate governance that strengthen the Board’s collective qualifications, skills and experience. The foregoing qualifications led to the Board’s conclusion that Mr. Kehler should serve as a member of the Board.

Robert Warshauer. Mr. Warshauer is the chairman of the Audit Committee of the Board of PTMN. Mr. Warshauer also serves on the Nominating and Governance Committee and Compensation Committee of the Board of PTMN. Warshauer is Head of the Investment Banking Group — New York and Co-Head of the Restructuring Practice in Imperial Capital’s New York Investment Banking Group. He has over 25 years of experience in financings, mergers and acquisitions, and restructurings. Prior to joining Imperial Capital, he was a Managing Director at Kroll Zolfo Cooper, where he advised clients on operational issues, acquisitions and recapitalizations. He was a Managing Director and member of the Board of Directors and the Commitment Committee of Giuliani Capital Advisors LLC, and its predecessor firm, Ernst & Young Corporate Finance LLC. He has also held the position of CEO and President of a branded retail business with over 500 locations and 5,000 employees, been the CEO of an international business services and manufacturing company with operations in 16 countries, and served as President and a member of the board of directors of a publicly traded technology company. He is a former member of the board of directors of the American Bankruptcy Institute and currently serves on several corporate and charitable boards of directors. Mr. Warshauer received his M.B.A. from New York University and his B.S.B.A. from Bucknell University.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking and financial services, Mr. Warshauer brings extensive business and financial expertise to his Board service. Moreover, due to Mr. Warshauer’s knowledge of, and experience in, finance and accounting, the Board determined that Mr. Warshauer is an “audit committee financial expert” as defined under SEC rules, and that he is qualified to serve as chairman of the Audit Committee of the Board. The foregoing qualifications led to the Board’s conclusion that Mr. Warshauer should serve as a member of the Board.

Matthew Westwood. Mr. Westwood serves on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of PTMN. Mr. Westwood had served as a director of Garrison Capital Inc., a Delaware corporation (“GARS”), from 2011 to 2020. Mr. Westwood formerly served as a managing director and principal of Wilshire Associates Incorporated. While at Wilshire Associates Incorporated, Mr. Westwood was a senior investment professional for Wilshire Private Markets, a global private equity fund of funds. Prior to joining Wilshire Associates Incorporated, Mr. Westwood worked at Ernst & Young LLP where he managed audit and consulting engagements for both public and private clients. During his career, Mr. Westwood has served on numerous private equity limited partner advisory boards. He also formerly served as a member of the board of the Pittsburgh Venture Capital Association and as a member of Wilshire Associates Incorporated’s 401k Committee. Mr. Westwood received a B.S. from Villanova University and an M.B.A. from the University of Pittsburgh. Mr. Westwood is currently an inactive Certified Public Accountant.

Mr. Westwood’s experience at a senior level in the asset management industry and as an accountant led the Company’s Nominating and Corporate Governance Committee and Board to conclude that Mr. Westwood is qualified to serve as a director.

Joseph Morea. Mr. Morea serves on the Compensation Committee and Nominating and Corporate Governance Committee of the Board. Mr. Morea had served as a director of GARS from 2015 to 2020. Mr. Morea has also served as a director for Industrial Logistics Properties Trust, a REIT primarily investing in industrial and logistics properties, since January 2018, for Tremont Mortgage Trust, a real estate finance company primarily investing in first mortgage loans secured by middle market and transitional commercial real estate, since June 2017, for TravelCenters of America LLC, a company that operates full-service facilities along highways, since February 2015 and for First Eagle Senior Loan Fund, an investment company primarily investing in bank loans, since June 2013. Additionally, he served as a director for Eagle Growth and Income Opportunities Fund, an investment company primarily investing in equity and fixed income securities, from 2015 to 2020 and RMR Real Estate Income Fund, an investment company primarily investing in common and preferred securities issued by REITs and other real estate companies, from 2016 to 2020. Mr. Morea previously served as a Principal for Berkeley Realty Ventures, LLC. Prior to joining Berkeley Realty Ventures in August 2012, Mr. Morea served as the Vice Chairman and Managing Director of RBC Capital Markets from 2003 through June 2012. In this position, Mr. Morea led the U.S. Equity Capital Markets Division, the U.S. Investment Banking Division and the U.S. Commitment Committee. Earlier in his career, Mr. Morea held positions in equity capital markets at UBS, Inc., PaineWebber, Inc. and Smith Barney, Inc. Mr. Morea received a B.S. from Albany State University and a M.B.A. from The Peter J. Tobin College of Business at St. John’s University. Mr. Morea is also an inactive Certified Public Accountant.

Mr. Morea’s extensive knowledge of capital markets and his experience as a director with other investment companies led the Nominating and Corporate Governance Committee and Board to conclude that Mr. Morea is qualified to serve as a director.

Executive Officers Who are not Directors

Andrew Devine. Mr. Devine joined PTMN as Chief Compliance Officer in May 2019. Since 2015, he has been the Head of Compliance for BC Partners in London and has served as Chief Compliance Officer of BC Partners Lending Corporation since April 2018. Mr. Devine started his career at the UK Financial Conduct Authority in their Enforcement Division, where he spent five years from 2001 to 2007. Mr. Devine then worked at Standard and Poor’s from 2007 to 2008, PwC Legal from 2008 to 2009, Apax Partners 2010 to 2013 and Partners Capital from 2014 to 2015, before joining BC Partners. Mr. Devine holds a degree in law from Lancaster University and is a qualified UK regulatory lawyer.

Jason T. Roos. Mr. Roos has served as Chief Financial Officer, Secretary and Treasurer of PTMN since March 2021. Mr. Roos joined BC Partners in May 2020 and brings nearly 20 years of experience in financial roles, most recently as Credit Product CFO, where he is responsible for the integrity and accuracy of financial reporting and the overall control environment of the credit business. Prior to joining BC Partners, Mr. Roos served in various roles with Wells Fargo & Company from 2011 to 2020, including serving as Controller for Wells Fargo’s investment bank and institutional broker dealer, Wells Fargo Securities. Prior to that, from 2002 to 2011, Mr. Roos provided audit and advisory services to financial institutions at PricewaterhouseCoopers LLP. Mr. Roos earned his B.A. in accounting and finance from the University of Northern Iowa and is a Certified Public Accountant registered in New York, Iowa, and Minnesota.

Patrick Schafer. Mr. Schafer has served as Chief Investment Officer of PTMN since April 2019. He joined BCP Credit in May 2018, having previously worked at Apollo Global Management. Mr. Schafer spent seven years at Apollo in the Opportunistic Credit group, most recently as a Managing Director in Direct Originations. Prior to Apollo, he spent three years at Deutsche Bank Securities in the Investment Banking Division. Mr. Schafer holds a BBA from the University of Notre Dame.

Board Leadership Structure

The Board monitors and performs oversight roles with respect to the Company’s business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers. Among other things, the Board approves the appointment of the Company’s investment adviser and officers, reviews and monitors the services and activities performed by the Company’s investment adviser and officers and approves the engagement of, and reviews the performance of the independent registered public accounting firm.

Under the bylaws of PTMN, the Board may designate a chairman to preside over the meetings of the Board and to perform such other duties as may be assigned to him or her by the Board. The Company does not have a fixed policy as to whether the chairman of the Board should be an independent director; the Company believes that it should maintain the flexibility to select the chairman and reorganize its leadership structure, from time to time, based on the criteria that is in the Company’s best interests and the best interests of the Company’s stockholders at such times. The Board has established corporate governance procedures to guard against, among other things, an improperly constituted Board. The Company has appointed a lead independent director who acts as the presiding independent director at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers of the Company even though they may have another relationship with the Company or its management that prevents them from being independent directors). Currently, Mr. Duka serves as the designated lead independent director of the Board.

Presently, Mr. Goldthorpe serves as both Chairman of the Board and President and Chief Executive Officer of the Company. The Board believes that while independent oversight of management is an important component of an effective board of directors, the most effective leadership structure for the Company at the present time is for Mr. Goldthorpe to serve as the principal executive officer of the Company and also serve as Chairman of the Board. The independent directors believe that because Mr. Goldthorpe and his affiliates are ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of Board deliberations, Mr. Goldthorpe is the director best qualified to act as Chairman of the Board. The Board retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate.

The Board also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many companies seek to achieve. The Company’s governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our Adviser. Some of the relevant processes and other corporate governance practices include:

•

A majority of the Board’s directors are independent directors. Each director is an equal participant in decisions made by the full Board. In addition, all matters that relate to the Adviser or any of its affiliates must be approved by a majority of the independent directors. The Audit Committee is comprised entirely of independent directors.

•

The investment advisory agreement by and between the Company and the Adviser (the “Advisory Agreement”) is subject to an annual review by the Board, including a majority of the independent directors. The fees paid to the Adviser must be deemed reasonable, as determined by our independent directors, on an annual basis.

•

The Board meets regularly, and materials are distributed to participants in advance of such meetings, which provides an opportunity for the Board to review materials and hold comprehensive and productive discussions.

The Company’s corporate governance practices include regular meetings of its independent directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee, comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors of the Company meet with in executive session at least once a year, for administering the Company’s compliance policies and procedures. While certain non-management members of the Board may participate on the boards of directors of other public companies, the Company monitors such participation to ensure it is not excessive and does not interfere with their duties to the Company.

Board’s Role in Risk Oversight

The Board performs its risk oversight function primarily through (i) three standing committees, which report to the Board and are comprised solely of independent directors, and (ii) active monitoring by the Company’s chief compliance officer and its compliance policies and procedures.

The Board’s role in risk management is one of oversight. Oversight of investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Board’s oversight function cannot, however, eliminate all risks or ensure that particular events do not adversely affect the value of our investments. In particular, the Board may determine at any time to terminate the Advisory Agreement, without the payment of any penalty, upon 60 days’ written notice, and must evaluate the performance of the Adviser, and re-authorize the Advisory Agreement on an annual basis. The Board also has primary responsibility for the valuation of the Company’s assets.

Although the Board as a whole has retained oversight over the Company’s risk assessment and risk management efforts, much of the Board’s oversight efforts are conducted through the various Committees of the Board. Each Committee then regularly reports back to the full Board on the conduct of the Committee’s functions. The Board, as well as the individual Board Committees, also regularly hear directly from key officers and employees of the Company involved in risk assessment and risk management.

In particular, the Audit Committee assists the Board in risk oversight for the Company by reviewing and discussing with management and the independent auditors of the Company the significant financial and other exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks. In addition to exercising oversight over key financial and business risks, the Audit Committee oversees, on behalf of the Board, valuation, financial reporting, tax, and accounting matters, as well as the Company’s internal controls over financial reporting. The Audit Committee also plays a key role in oversight of the Company’s compliance with legal and regulatory requirements, including the Company’s Code of Ethics and, in the case of PTMN, the Compliance Hotline.

The Portman Ridge Hotline may be accessed at: 1-844-668-0632 or visiting the hotline website at bcpartners.ethicspoint.com.

The full Board of the Company regularly reviews the efforts of each of its Committees and discusses, at the level of the full Board, the key strategic, financial, business, legal and other risks facing the Company, as well as the Company’s efforts to manage those risks. The Board also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board annually reviews a written report from the Company’s chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company. The chief compliance officer’s annual report addresses: (i) the operation of the compliance policies and procedures of the Company, its investment adviser and certain other entities since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee compliance. In addition, the Company’s chief compliance officer meets in executive session with the Board’s independent directors at least once a year. The Company believes that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company. As a business development company, the Company is required to comply with certain regulatory requirements that control the levels of risk in its business and operations.

Transactions with Related Persons

Investment Advisory Agreement and Administrative Agreement

PTMN is externally managed by Sierra Crest, an affiliate of BC Partners, pursuant to the Investment Advisory Agreement. Each of Mr. Goldthorpe and Mr. Dell, interested members of the Board, has a direct or indirect pecuniary interest in Sierra Crest. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Sierra Crest is an affiliate of BC Partners Advisors L.P. BC Partners Holdings Limited is the ultimate control person of Sierra Crest.

PTMN’s Investment Advisory Agreement

Under PTMN’s Investment Advisory Agreement, fees payable to Sierra Crest equal (i) a base management fee (the “Base Management Fee”) and (ii) an incentive fee (the “Incentive Fee”). For the period from the date of the Investment Advisory Agreement, or April 1, 2019, (the “Effective Date”) through the end of the first calendar quarter after the Effective Date, the Base Management Fee was calculated at an annual rate of 1.50% of PTMN’s gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, as of the end of such calendar quarter. Subsequently, the Base Management Fee has been 1.50% of PTMN’s average gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters; provided, however, that the Base Management Fee will be 1.00% of PTMN’s average gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, that exceed the product of (i) 200% and (ii) the value of PTMN’s net asset value at the end of the most recently completed calendar quarter.

The Incentive Fee consists of two parts: (1) a portion based on our pre-incentive fee net investment income and (2) a portion based on the net capital gains received on our portfolio of securities on a cumulative basis for each calendar year, net of all realized capital losses and all unrealized capital depreciation on a cumulative basis, in each case calculated from the Effective Date, less the aggregate amount of any previously paid capital gains incentive fee. The income incentive fee is 17.50% of pre-incentive fee net investment income with a 7.00% hurdle rate. The capital gains incentive fee is 17.50%.

To determine the income incentive fee, pre-incentive fee net investment income is expressed as a rate of return on the value of PTMN’s net assets at the end of the immediately preceding calendar quarter. Because of the structure of the Incentive Fee, it is possible that PTMN may pay an Incentive Fee in a calendar quarter in which PTMN incurs a loss. For example, if PTMN receives pre-incentive fee net investment income in excess of the quarterly hurdle rate, PTMN will pay the applicable Incentive Fee even if PTMN has incurred a loss in that calendar quarter due to realized capital losses and unrealized capital depreciation. In addition, because the quarterly hurdle rate is calculated based on our net assets, decreases in PTMN’s net assets due to realized capital losses or unrealized capital depreciation in any given calendar quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood of PTMN paying an incentive fee for the subsequent quarter. PTMN’s net investment income used to calculate this component of the Incentive Fee is also included in the amount of PTMN’s gross assets used to calculate the management fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

Pre-incentive fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by PTMN during the calendar quarter, minus operating expenses for the quarter (including the management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that PTMN may not have received in cash. Sierra Crest is not obligated to return the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The second component of the Incentive Fee, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 17.50% of cumulative realized capital gains through the end of such calendar year commencing with the calendar year ending December 31, 2019, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, in each case calculated from the Effective Date, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. PTMN will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to Sierra Crest if PTMN were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

For the year ended December 31, 2020, Base Management Fees were approximately $4.6 million and Incentive Fees were approximately $4.9 million. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year-to-year if approved annually by a majority of the Board or by the holders of a majority of the outstanding shares, and, in each case, a majority of the independent directors.

In addition, the Adviser (or its affiliate) agreed to use up to $10 million of the Incentive Fee actually paid to the Adviser prior to the second anniversary of the Effective Date to buy newly issued shares of our common stock at the most recently determined net asset value per share of our common stock at the time of such purchase. In this regard, on December 1, 2020, certain affiliates of the Adviser purchased 204,708 shares of the Company’s common stock from the Company at a purchase price of $2.79 per share for aggregate consideration of approximately $572 thousand (which is equal to the amount of the Incentive Fee paid to the Adviser by the Company for the during the quarter ended September 30, 2020).

The Investment Advisory Agreement may be terminated without penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s directors or by the Adviser.

Administration Agreement

The Company has entered into an administration agreement with BC Partners Management LLC (the “Administrator”) (the “Administration Agreement”), which is an affiliate of BC Partners LLP and of BC Partners Advisors. Pursuant to the Administration Agreement, the Administrator provides administrative services to the Company necessary for the operations of the Company, which include providing to the Company office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and such other services as the Administrator, subject to review by the Board, shall from time to time deem to be necessary or useful to perform its obligations under the applicable Administration Agreement. The Administrator also provides to the Company portfolio collection functions for and is responsible for the financial and other records that the Company is required to maintain and prepares, prints and disseminates reports to the Company’s stockholders and reports and all other materials filed with the SEC.

For providing these services, facilities and personnel, the Company reimburses the Administrator the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the costs of compensation and related expenses of its chief financial officer and chief compliance officer and their respective staffs.

Such reimbursement is at cost, with no profit to, or markup by, the Administrator. The Administration Agreement may be terminated without penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s directors or by the Administrator. For the fiscal year ended December 31, 2020, PTMN incurred approximately $1.9 million of administration services expenses under its Administration Agreement.

Review, Approval or Ratification of Transactions with Related Persons

The independent directors of the Company are required to review, approve or ratify any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Material Conflicts of Interest

The Company’s executive officers, directors and certain members of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by BC Partners or its affiliates. Almost all of the executive officers of PTMN serve in similar capacities for other investment companies managed by the Adviser or its affiliates, and the independent directors of these other investment companies serve as independent directors of PTMN. BC Partners and its affiliates also manage and sub-advise private investment funds and accounts, and may manage other such funds and accounts in the future, which have investment mandates that are similar, in whole and in part, with the Company. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both PTMN and these other investment companies as well as private investment funds and accounts advised or sub-advised by BC Partners and its affiliates. Accordingly, the Adviser and its affiliates may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the personnel of BC Partners may face conflicts of interest in the allocation of investment opportunities to the Company and such other funds and accounts.

The Company may invest alongside funds and accounts managed or sub-advised by its Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, the Company may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting the Company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that such Adviser, acting on behalf of the Company and on behalf of other clients, negotiates no term other than price or terms related to price.

In addition, on October 23, 2018, the SEC issued an order granting BC Partners’ application for exemptive relief to co-invest, subject to the satisfaction of certain conditions, in certain private placement transactions, among the funds managed by the Adviser or its affiliates, including BCP Special Opportunities Fund I LP, BCP Special Opportunities Fund II LP, and any future funds that are advised by the Adviser or its affiliated investment advisers (including PTMN). Under the terms of the exemptive order, which applies to the Company, in order for the Company to participate in a co-investment transaction a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must conclude that (i) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching with respect of the Company or its stockholders on the part of any person concerned, and (ii) the proposed transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objectives and strategies and certain criteria established by the Board.

Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, the Company and its common stockholders could be adversely affected to the extent investment opportunities are allocated among the Company and other investment vehicles managed or sponsored by, or affiliated with, its executive officers, directors and members of the Adviser. The Company might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by the Adviser and their affiliates. The Adviser is committed to treating all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds or accounts receive allocations where others do not.

Pursuant to the Investment Advisory Agreement, the Adviser’s liability is limited and the Company is required to indemnify its Adviser against certain liabilities. This may lead the Adviser to act in a riskier manner in performing its duties and obligations under the Investment Advisory Agreement than it would if it were acting for its own account, and creates a potential conflict of interest.

Pursuant to the Administration Agreement, the Administrator furnishes the Company with the facilities, including its principal executive office, and administrative services necessary to conduct its day-to-day operations. The Company pays the Administrator its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including, without limitation, a portion of the rent at market rates and compensation of the Company’s chief financial officer, chief compliance officer, their respective staffs and other non-investment professionals that perform duties for the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own 10% or more of the Company’s common stock, to file reports of ownership and changes in ownership of the Company’s common stock with the SEC. Based solely on a review of the copies of those forms filed with the SEC, or written representations that no such forms were required, the Company believes that its directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2020.

Corporate Governance

Corporate Governance Documents

PTMN maintains a corporate governance webpage under the “Corporate Governance” link at www.PortmanRidge.com.

The Corporate Governance Policy, 1940 Act Code of Ethics, Sarbanes-Oxley Code of Ethics, Insider Trading Policy, Whistleblower Policy, Audit Committee Charter, Nominating and Corporate Governance Committee Charter and Compensation Committee Charter for PTMN are available at www.PortmanRidge.com and are available to any stockholder who requests them by writing to Portman Ridge Finance Corporation, 650 Madison Avenue, New York, New York 10022, Attention: Secretary.

Director Independence

In accordance with rules of Nasdaq and Section 2(a)(19) of the 1940 Act, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has materially changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the Nasdaq listing rules. Section 5605 provides that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the current directors is, and each director that served during fiscal year 2021, was independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Goldthorpe and Dell.

Evaluation

The Company’s directors perform an evaluation, no less frequently than annually, of the effectiveness of the Company’s Board and its committees. This evaluation includes Board and Board committee discussions.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Company’s Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to Portman Ridge Finance Corp at 650 Madison Avenue, New York, New York 10022, Attention: Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Company’s Audit Committee. Appropriate personnel of the Company will review and sort through communications before forwarding them to the addressee(s).

Board Meetings and Committees

PTMN’s Board met ten (10) times during fiscal year 2020. Each director (except for Mr. Moffit) attended at least 75% of the total number of meetings of the Board and committees during fiscal year 2020 on which the director served that were held while the director was a member of the Board or such committee, as applicable. The Board standing committees are described below. Directors are encouraged, but not required, to attend each annual meeting of stockholders. Mr. Goldthorpe attended PTMN’s 2020 annual meeting of stockholders, but none of PTMN’s other then-current directors attended its 2020 annual meeting of stockholders.

Audit Committee

The Company’s Audit Committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with its independent accountants, approving professional services provided by its independent accountants (including compensation thereof), reviewing the independence of its independent accountants and reviewing the adequacy of its internal control over financial reporting, as well as establishing guidelines and making recommendations to its Board regarding the valuation of its loans and investments.

The current members of PTMN’s Audit Committee are Messrs. Duka, Grunebaum, Lacovara, Warshauer and Westwood, each of whom is not an interested person of the Company as defined in the 1940 Act and in the case of PTMN is independent for purposes of the Nasdaq listing rules. Mr. Warshauer serves as the Chairman of the Audit Committee. PTMN’s Board has determined that Mr. Warshauer is an “audit committee financial expert” as defined under SEC rules. The Company’s Audit Committee met five (5) times during fiscal year 2020.

Compensation Committee

The Board has established a Compensation Committee. The Compensation Committee is currently composed of Messrs. Duka, Grunebaum, Kehler, Morea, Warshauer, and Westwood. Mr. Duka serves as Chairman of the Compensation Committee. The Board has determined that each member of the Compensation Committee is not an interested person of PTMN as defined in the 1940 Act and is independent for purposes of the Nasdaq listing. Prior to April 1, 2019, the Compensation Committee determined compensation for the Company’s named executive officers, in addition to administering the Company’s equity compensation plans. Currently none of the Company’s executive officers is compensated by the Company and, as a result, the Compensation Committee will no longer produce and/or review a report on executive compensation practices. The Compensation Committee Charter, as approved by the Board, can be found in the Corporate Governance section of PTMN’s website at www.PortmanRidge.com.

PTMN’s Compensation Committee is currently responsible for reviewing and approving the reimbursement by PTMN of the allocable portion of the compensation of its chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at Sierra Crest that perform duties for PTMN. In accordance with its Charter, the Compensation Committee may delegate its authority to a subcommittee. PTMN’s Compensation Committee met four (4) times during fiscal year 2020.

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee is responsible for determining criteria for service on the Board, identifying, researching and nominating directors for election by its stockholders, selecting nominees to fill vacancies on such Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the self-evaluation of the Board and its committees and evaluation of management.

The members of the Company’s Nominating and Corporate Governance Committee are Messrs. Duka, Grunebaum, Morea, Warshauer and Westwood, each of whom is not an interested person (as defined in the 1940 Act) of the Company and is independent for purposes of the Nasdaq listing rules. Mr. Grunebaum serves as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met four (4) times during fiscal year 2020.

The Company’s Nominating and Corporate Governance Committee considers qualified director nominees recommended by stockholders of the Company when such recommendations are submitted in accordance with the Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders of the Company may submit candidates for nomination for the Board by writing to: Board of Directors, Portman Ridge Finance Corporation. When submitting a nomination for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of Company common stock owned beneficially or of record by the person; and the date such shares were acquired and the investment intent of such acquisition; (iv) whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act and (v) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected. The Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the Nominating and Corporate Governance Committee’s slate of nominees in this proxy statement.

In evaluating director nominees, the Company’s Nominating and Corporate Governance Committee considers the following factors:

•	availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board;

•	relevant business and related industry experience; educational background; financial expertise;

•	experience with corporate governance matters; an assessment of the candidate’s ability, judgment and expertise;

•	overall diversity of the composition of the Board;

•	the percentage of the Board represented by Independent Directors and whether a candidate would qualify as an Independent Director; and

•	such other factors as the Nominating and Corporate Governance Committee deems appropriate.

The Company’s Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings it a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Company’s Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the Company’s best interests and those of its stockholders. The Company’s Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Company’s Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the applicable business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee and the Board decide not to re-nominate a member for re-election or the Board decides to add a new director to the Board, the Nominating and Corporate Governance Committee would identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Company’s Nominating and Corporate Governance Committee and Board would review and discuss, for nomination, the individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. The Nominating and Corporate Governance Committee of the Company has not, but may choose to, engage an independent consultant or other third party to identify or evaluate or assist in identifying potential nominees to the Company’s Board.

Code of Business Conduct

The Company has adopted a joint Code of Business Conduct which applies to, among others, executive officers, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and all other officers, employees and directors of the Company. If PTMN makes any substantive amendment to, or grants a waiver from, a provision of the Code of Business Conduct, PTMN will promptly disclose the nature of the amendment or waiver on its website at www.PortmanRidge.com.

Securities Trading Policy

PTMN has adopted an Insider Trading Policy that, among other things, prohibits directors, officers and other employees from entering into a short sale transaction or transactions in puts, calls or other derivative securities, on an exchange or in any other organized market, with respect to PTMN’s securities or use any other derivative transaction or instrument to take a short position in respect of PTMN’s securities.

Executive Compensation

Generally, the executive officers of the Company do not receive direct compensation from the Company. The compensation of the principals and other investment professionals of the Adviser are paid by the Adviser or one of its affiliates. Further, the Company is prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to its officers or directors, or any employees it may have in the future. Compensation paid to the Company’s chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at the Adviser that perform duties for the Company is set by the Administrator and is subject to reimbursement by the Company of an allocable portion of such compensation for services rendered to it.

During fiscal year 2020, the Administrator incurred approximately $1.9 million for the allocable portion of compensation expenses incurred by the Administrator on behalf of the Chief Financial Officer, Chief Compliance Officer and other support personnel of the Company. The Administrator was reimbursed in the amount of $1.8 million pursuant to the Administration Agreement during fiscal year 2020.

Employment Agreements

The Company does not have any employment agreements.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended December 31, 2020 between any member of the Board or the Compensation Committee and an Executive Officer of the Company.

Director Compensation

The following table sets forth compensation of the Company’s directors for the fiscal year ended December 31, 2020:

	Fees Earned or Paid in Cash(1)(2)	Total Compensation from Fund and Complex Paid to Directors
Name	PTMN	PTMN	Fund Complex(4)
Interested Director:
Graeme Dell	—	—	—
Ted Goldthorpe	—	—	—
David Moffit(5)	—	—	—
Independent Directors:
Alexander Duka	$85,000	$85,000	$139,000
George Grunebaum	$80,000	$80,000	$134,000
Dean C. Kehler	$70,000	$70,000	$70,000
Christopher Lacovara	$70,000	$70,000	$70,000
Robert Warshauer	$80,000	$80,000	$134,000
Matthew Westwood(3)	—	—	—
Joseph Morea(3)	—	—	—

(1)	For a discussion of the Company’s independent directors’ compensation, see below.
(2)	The Company does not maintain a stock or option plan, non-equity incentive plan or pension plan for its directors.
(3)	Joined the Board on October 26, 2020.
(4)	“Fund Complex” includes PTMN, BCPL and Alternative Credit Income Fund.
(5)	Resigned from the Board on September 18, 2020.

PTMN

Current Board Fees

Each independent director of the Board is paid an annual board retainer of $70,000. In addition, the lead independent director will receive $10,000, the Chair of the Company’s Audit Committee will receive $10,000, the Chair of the Company’s Nominating and Corporate Governance Committee will receive $5,000 and the Chair of the Company’s Compensation Committee will receive $5,000. In addition, the Company reimburses independent directors for any out-of-pocket expenses related to their service as members of the Board of Directors. The independent directors of the Board do not receive any stock-based compensation for their service as members of the Board. The Company’s directors who are employed by the Adviser or its affiliates do not receive any compensation for their service as members of the Board.

PROPOSAL 2 — RATIFY THE APPOINTMENT OF DELLOITE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2021 FISCAL YEAR

Upon the recommendation of the Audit Committee of the Board, the Board has retained Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, subject to ratification by the Company’s stockholders.

On March 11, 2021, the Audit Committee of the Board of PTMN approved the dismissal of KMPG LLP (“KPMG”) as the independent registered public accounting firm effective upon the issuance of KPMG’s report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2020. The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2020 and 2019 and through March 11, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its audit report, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Effective March 11, 2021, the Audit Committee engaged Deloitte to serve as such Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2020 and 2019 and through March 11, 2021, neither the Company nor anyone on its behalf consulted with Deloitte regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

It is expected that a representative of Deloitte will participate in the virtual Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions. It is not expected that a representative of KPMG will participate in the Annual Meeting.

On May 9, 2019, the Audit Committee of the Board of PTMN approved the dismissal of Ernst & Young LLP (“EY”) as the independent registered public accounting firm effective as of that date. The audit reports of EY on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2018 and 2017 and through May 9, 2019, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with its audit report, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Effective May 9, 2019, the PTMN Audit Committee engaged KPMG to serve as such Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2018 and 2017 and through May 9, 2019, neither the Company nor anyone on its behalf consulted with KPMG LLP regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Independent Auditor’s Fees

The following table presents fees for professional services rendered by KPMG for the fiscal years ended December 31, 2020 and 2019.

	2020	2019
	PTMN	PTMN
Audit Fees	$730,000	$755,000
Audit-Related Fees	$148,000	$92,000
Aggregate Non-Audit Fees:
Tax Fees	$—	$—
All Other Fees	$12,000	$—
Total Aggregate Non-Audit Fees	$12,000	$—

Total Fees	$890,000	$847,000

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Company’s year-end financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Aggregate Non-Audit Fees. Aggregate non-audit fees billed by KPMG to the Adviser and its affiliates who provide on-going services to the Company during the fiscal year ended December 31, 2020 were $—        . The Company’s Audit Committee does not consider the provision of such services to be incompatible with maintaining KPMG’s independence.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to approve this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of shares of our common stock, there should not be any broker non-votes with respect to this proposal.

The Board unanimously recommends a vote “FOR” the proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2020.

The Audit Committee operates under a written charter adopted by the Board. The Company’s Audit Committee is currently composed of Messrs. Duka, Grunebaum, Lacovara, Warshauer and Westwood.

Management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such service does not impair the accounting firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee.

Review with Management

The Audit Committee has reviewed the audited consolidated financial statements and met and held discussions with management regarding the audited consolidated financial statements. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with its independent registered public accounting firm, matters required to be discussed by Auditing Standard No. 1301, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board and such other matters as such Audit Committee and its independent registered public accounting firm are required to discuss under auditing standards generally accepted in the United States. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees (as amended), as adopted by the Public Company Accounting Oversight Board, and has discussed with the firm its independence. The Audit Committee has also considered the compatibility of non-audit services with the firm’s independence.

Selection of Auditors

The Audit Committee also recommended the selection of Deloitte to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021, subject to ratification by our stockholders. See “Proposal 2 — Ratification of Independent Public Accounting Firm.”

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee of the Company recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

Audit Committee
Robert Warshauer, Chairman
Alexander Duka, Member
George Grunebaum, Member Christopher Lacovara, Member Matthew Westwood, Member

PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

General

The Company is asking stockholders to adopt and approve the Proposed Reverse Stock Split Amendment to effect the Reverse Stock Split. The Board has unanimously approved and declared advisable the Proposed Reverse Stock Split Amendment, and recommends that our stockholders adopt and approve the Proposed Reverse Stock Split Amendment. The foregoing description of the Proposed Reverse Stock Split Amendment is a summary and is subject to the full text of the Proposed Reverse Stock Split Amendment, which is attached to this Proxy Statement as Annex A.

If stockholders approve this proposal, the Board will cause the Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. The Reverse Stock Split could become effective as soon as the business day immediately following the Annual Meeting. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Certificate of Amendment. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

As of the Record Date, 75,195,141 shares of our common stock were issued and outstanding. Based on the number of shares of common stock issued and outstanding as of the Record Date, immediately following the Reverse Stock Split, the Company would have approximately 15,039,028 shares of common stock issued and outstanding if the ratio for the Reverse Stock Split is 1-5, and approximately 5,013,009 shares of common stock issued and outstanding if the ratio for the Reverse Stock Split is 1-15, as illustrated in the table under the caption “— Effects of the Reverse Stock Split — Effect on Shares of Common Stock.” Any other ratios selected within such range would result in a number of shares of common stock issued and outstanding following the Reverse Stock Split between 5,013,009 and 15,039,028 shares.

All holders of the Company’s common stock will be affected proportionately by the Reverse Stock Split.

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive cash payments in lieu of such fractional shares. Each stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares. The par value of our common stock will continue to be $0.01 per share (see “— Effects of the Reverse Stock Split — Reduction in Stated Capital”).

Reasons for the Reverse Stock Split

Reverse Stock Split.

The Board has determined that it is in the best interests of the Company and its stockholders to effect a Reverse Stock Split within the range of 1-5 to 1-15 (the “Range”), with the exact ratio to be determined by the Board at a later date (the “Reverse Stock Split Ratio”), in order to reduce the number of shares of common stock outstanding. The Board authorized the Reverse Stock Split of our common stock with the primary intent of increasing the per share trading price of our common stock in order to continue to meet the Nasdaq’s price criteria for continued listing on the Nasdaq. Our common stock is publicly traded and listed on the Nasdaq under the symbol “PTMN.” Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

We believe that the Reverse Stock Split, by increasing our stock price, will make our common stock more attractive to a broader range of investors. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current trading prices of our common stock can result in individual stockholders paying transaction costs that are a higher percentage of the value of the transaction than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split, when effected, will make our common stock a more attractive and cost-effective investment for many investors.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share trading price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if implemented, will produce the intended results described above, that the market price of our common stock will increase following implementation of the Reverse Stock Split or that the market price of our common stock will not decrease in the future.

Authorized Shares.

The Proposed Reverse Stock Split Amendment alone would have no effect on the total number of shares of the Company’s common stock that the Company is authorized to issue. However, upon the effectiveness of the Reverse Stock Split, the number of authorized shares of the Company’s common stock that are not issued or outstanding would increase due to the reduction in the number of shares of common stock issued and outstanding as a result of the Reverse Stock Split. As of the Record Date, 100,000,000 shares of our common stock are authorized, which will not be affected by the Reverse Stock Split by itself. Please see Proposal 4 below for a discussion on the Authorized Shares Decrease Proposal, which is conditioned upon the effectiveness of the Reverse Stock Split and would reduce the number of our authorized shares of common stock in the manner described therein.

Board Discretion to Implement the Reverse Stock Split

We believe that stockholder adoption and approval of the Reverse Stock Split within the Range is in the best interests of the Company and its stockholders because it provides the Board with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split is implemented. If the stockholders approve this proposal, the Board will implement the Reverse Stock Split upon a determination that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. The Board will then select the ratio for the Reverse Stock Split from the Range adopted and approved by the stockholders that the Board determines to be advisable and in the best interests of the Company and its stockholders, considering relevant market conditions at the time the Reverse Stock Split is to be implemented. The factors that the Board may consider in determining the Reverse Stock Split ratio include, but are not limited to, the following:

•	the historical trading price and trading volume of our common stock;

•	our ability to meet the Nasdaq continued listing standards rules, including the minimum share price requirement;

•

the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short-term and long-term; and

•	general market, economic conditions, and other related conditions prevailing in our industry.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price. We expect that the Reverse Stock Split will increase the per share market price of the Company’s common stock. However, the effect of the Reverse Stock Split on the per share market price of the Company’s common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share market price of the Company’s common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split. In addition, although we believe the Reverse Stock Split may enhance the marketability of the Company’s common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of the Company’s common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that will be outstanding after the Reverse Stock Split, particularly if the per share market price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lot” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing the marketability of our common stock as described above.

Effective Time

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Board, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. The Effective Time will be determined at the discretion of the Board, and may occur as soon as the business day immediately following the Annual Meeting, assuming the stockholders approve the Proposed Reverse Stock Split Amendment. However, the exact timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.

Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Stock Split. Stockholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive a cash payment (without interest and subject to backup withholding and applicable withholding taxes) from the transfer agent in lieu of such fractional shares. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

After the Reverse Stock Split, a stockholder will have no further interest in the Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective time of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent’s instructions, will have to seek to obtain such funds directly from the state to which they were paid.

Effects of the Reverse Stock Split

General

After the Effective Time, if approved by stockholders and implemented by the Board, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our common stock based on the Reverse Stock Split ratio selected by the Board. As discussed above, the Reverse Stock Split alone would have no effect on the total number of shares of the Company’s common stock that the Company is authorized to issue. Please see Proposal 4 below for a discussion on the Authorized Shares Decrease Proposal, which is conditioned upon the effectiveness of the Reverse Stock Split and would reduce the number of our authorized shares of common stock in the manner described therein.

Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effect on Shares of Common Stock

The following table contains approximate information, based on share information as of April 12, 2021, relating to our outstanding common stock based on the Range of the Reverse Stock Split ratio and information regarding our authorized shares assuming that Reverse Stock Split and Proposed Decrease Shares Amendment are implemented:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding
Pre-Reverse Stock Split	100,000,000	75,195,141
Post-Reverse Stock Split 1:5 and Post-Authorized Shares Decrease Proposal	40,000,000	15,039,028
Post-Reverse Stock Split 1:15 and Post-Authorized Shares Decrease Proposal	13,333,333	5,013,009

Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

After the effective date of the Reverse Stock Split that the Board elects to implement, our common stock would have a new committee on uniform securities identification procedures number, or CUSIP number, a number used to identify our common stock.

The Company’s common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act or the listing of our common stock on the Nasdaq. Following the Reverse Stock Split, our common stock will continue to be listed on the Nasdaq under the symbol “PTMN”, although it will be considered a new listing with a new CUSIP number.

The additional shares of common stock that will be available for issuance following the Reverse Stock Split could have material anti-takeover consequences, including the ability of the Board to issue additional shares without additional shareholder approval because unissued shares of common stock could be issued by the Board in circumstances that may have the effect of delaying, deterring or preventing takeover bids. In addition, because shareholders do not have preemptive rights under our Certificate of Incorporation or by-laws, the rights of existing shareholders may (depending on the particular circumstances in which the additional shares are issued) be diluted by any such issuance and increase the potential cost to acquire control of the Company. However, notwithstanding this authority, we would generally be required under Nasdaq rules to obtain shareholder approval if the proposed issuance would exceed 20% of the outstanding shares. In proposing the Reverse Stock Split, the Board was not aware of any attempt to take control of the Company and was not motivated by the threat of any attempt to accumulate shares or otherwise gain control of the Company.

Effect on Preferred Stock

Pursuant to our Certificate of Incorporation, our capital stock consists of 5,000,000 shares of Preferred Stock, par value $0.01 per share, none of which are outstanding, and 100,000,000 shares of common stock. The Proposed Reverse Stock Split Amendment to effect the Reverse Stock Split would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.

Effect on Par Value

The Proposed Reverse Stock Split Amendment will not affect the par value of our common stock, which will remain at $0.01.

Reduction in Stated Capital

As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on the Company’s balance sheet attributable to the Company’s common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will not change as a result of the Reverse Stock Split, other than a minor adjustment in respect of the treatment of fractional shares. Our stockholders’ equity, in the aggregate, will remain unchanged.

No Going Private Transaction

Depending on the Reverse Stock Split ratio selected by the Board, as a result of the Reverse Stock Split, certain stockholders may no longer have any equity interest in the Company. Because no fractional shares will be issued, holders of common stock could be eliminated in the event that the Reverse Stock Split is implemented. However, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Shares Held in Book-Entry or Through a Broker, Bank or Other Holder of Record

If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of the Company’s common stock for which you received a cash payment.

At the Effective Time, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

Exchange of Shares Held in Certificate Form

Stockholders should not destroy any stock certificates. If you hold any of your shares of our common stock in certificate form, you will receive a transmittal letter from our transfer agent, American Stock Transfer & Trust Company, LLC, as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can deliver your stock certificates to the transfer agent and exchange them for shares of common stock held in book-entry form through the Depository Trust Company’s Direct Registration System. After the Effective Time, any shares of common stock you hold in certificate form representing pre-split shares of common stock cannot be traded for value, other than in accordance with the exchange procedures described above, and cannot be used for either transfers or deliveries of your shares to other persons. Accordingly, you must exchange your stock certificates for shares held in book-entry form in order to trade your shares for value or to effect transfers or deliveries of your shares after the Reverse Stock Split. Until surrendered, we will deem outstanding pre-split stock certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. No service charges will be payable by holders of shares of common stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

As soon as practicable after the surrender to the transfer agent of any stock certificates, together with a properly completed and duly executed transmittal letter and any other documents the transfer agent may specify, the transfer agent will adjust its records to reflect that the shares of common stock represented by such stock certificates are held in book-entry form in the name of such person.

DO NOT SEND YOUR STOCK CERTIFICATES TO THE COMPANY OR OUR TRANSFER AGENT NOW. YOU MUST SEND THEM TO THE TRANSFER AGENT ONLY AFTER YOU RECEIVE THE TRANSMITTAL LETTER FROM THE TRANSFER AGENT.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

No Appraisal Rights

Under the DGCL, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No executive officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to our stockholders for U.S. federal income tax purposes. It does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the Reverse Stock Split and is included for general information only. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders of our common stock that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) brokers or dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; (xi) U.S. expatriates and former citizens or long-term residents of the U.S.; (xii) governmental entities; (xiii) tax-qualified retirement plans or pension plans; (xiv) U.S. Holders who actually or constructively own 10% or more of our voting stock; or (xv) U.S. Holders that do not hold our common stock as capital assets. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income. Furthermore, the following discussion does not address any tax consequences of transactions occurring before, after, or at the same time as the proposed Reverse Stock Split, whether or not they are undertaken in connection with the proposed Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Stock Split may not be the same for all stockholders.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

Tax Treatment of the Reverse Stock Split. The Board intends for the Reverse Stock Split to be treated as a “recapitalization” pursuant to section 368(a)(1)(E) of the Code for U.S. federal income tax purposes, although no assurances are provided in this regard. The remainder of this discussion assumes that the Reverse Stock Split will qualify as a “recapitalization.”

Taxation of the Company. The Company will not recognize gain or loss as a result of the Reverse Stock Split.

Taxation of U.S. Holders. A U.S. Holder generally should not recognize gain or loss as result of the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares. If the shares of our common stock surrendered by a U.S. Holder pursuant to the Reverse Stock Split constitute capital assets in the hands of such U.S. Holder as of the Effective Time, then the shares of our common stock received by such U.S. Holder pursuant to the Reverse Stock Split should also be capital assets in the hands of such U.S. Holder immediately after the Effective Time.

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for the shares of our common stock surrendered exceeded one year at the Effective Time; otherwise, such capital gain or loss will be short-term capital gain or loss. The deductibility of capital losses by individuals and corporations is subject to limitations. U.S. Holders should consult their owns tax advisors regarding the tax treatment of their receipt of cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split.

A U.S. Holder may be subject to information reporting and backup withholding on cash received in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split. A U.S. Holder will be subject to backup withholding unless such U.S. Holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their own tax advisors regarding their qualification for exemptions from backup withholding and the procedures for obtaining such exemptions.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder of our common stock in light of such holder’s unique tax situation. Accordingly, we urge all holders of our common stock to consult with their own tax advisors with respect to all of the potential U.S. federal, state, local and foreign tax consequences to such holders from the Reverse Stock Split.

Required Vote

Under the DGCL, the affirmative vote of the holders of a majority of our outstanding shares as of the Record Date is required to adopt and approve the Proposed Reverse Stock Split Amendment to effect the Reverse Stock Split. Because adoption and approval of the Amended Certificate of Incorporation to effect the Reverse Stock Split requires a majority of the outstanding shares, an abstention will have the same effect as voting “against” the proposal. Brokers, banks and other nominees may have discretionary authority to vote on the approval of the Proposed Reverse Stock Split Amendment to effect the Reverse Stock Split and therefore no “broker non-votes” are anticipated with respect to this proposal.

The Board unanimously recommends a vote “FOR” the approval of the Proposed Reverse Stock Split Amendment to effect the Reverse Stock Split.

If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the approval of the Proposed Reverse Stock Split Amendment to effect the Reverse Stock Split in accordance with the recommendation of the Board.

PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECREASE, CONCURRENT WITH AND CONDITIONED UPON THE EFFECTIVENESS OF THE REVERSER STOCK SPLIT, THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

The Board of Directors has approved and declared advisable an amendment to our Certificate of Incorporation to decrease, concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of common stock by one half of the Reverse Stock Split Ratio (“Reduction in Shares Ratio”). As of the Record Date, we had 75,195,141 shares of common stock issued and outstanding.

Reason for the Proposal

As a matter of Delaware law, implementation of the Reverse Stock Split does not require a change in the total number of shares of common stock authorized under the Certificate of Incorporation. If the number of outstanding shares of common stock resulting from the Reverse Stock Split in Proposal Three is approved by the stockholders and implemented by the Board, the Company may no longer have a need for 100,000,000 authorized shares of common stock. This need will depend on the ratio that the Board deems to be in the best interest of the Company and its stockholders.

The proposed authorization to reduce the number of authorized shares of common stock is also intended to conform to the requirements of certain entities that make recommendations to stockholders regarding proposals submitted by the Company and to ensure that the Company does not have what some stockholders might view as an unreasonably high number of authorized but unissued shares of common stock. The Board of Directors determined that it would not be in the best interest of the Company and its stockholders to effectuate a reduction in the number of the Company’s authorized shares of common stock in the same proportion as the reduction of its issued and outstanding shares of common stock under the Reverse Stock Split Proposal for the following reasons:

•

it would result in the Company having a very small cushion between its issued and outstanding shares of common stock on the one hand and its authorized shares of common stock on the other hand (e.g., in the case of a 1:5 reverse stock split, it would only have approximately 2 million authorized but unissued shares);

•

the Company has been an active acquirer of other business development companies over the last several years (including its acquisition of OHA Investment Corporation in 2019 and Garrison Capital Inc. in 2020 and its currently proposed acquisition of Harvest Capital Credit Corporation) and has used its common stock as a currency in connection with such acquisitions; and

•

the need to obtain stockholder approval to amend its Certificate of Incorporation to increase its authorized shares of a common stock in connection with a future acquisition transaction would create additional execution risk and put the Company at a competitive disadvantage against other acquirers that do not have a similar stockholder approval requirement.

In addition, the Board believes that the reduction in the number of authorized shares of common stock may also reduce certain of our costs, such as annual franchise taxes paid to the State of Delaware.

If our stockholders approve the Reverse Stock Split and the Board chooses to effect it and approve this Proposal Four, the Board would decrease the number of authorized shares by filing the amendment to our Certificate of Incorporation, which is set forth in Annex B to this proxy statement.

Effect on Shares of Common Stock

The following table contains approximate information, based on share information as of April 12, 2021, relating to our outstanding common stock based on the Range of the Reverse Stock Split ratio and information regarding our authorized shares assuming that the Reverse Stock Split and the Authorized Shares Decrease Proposal are implemented:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding
Pre-Reverse Stock Split	100,000,000	75,195,141
Post-Reverse Stock Split 1:5 and Post-Authorized Shares Decrease Proposal	40,000,000	15,039,028
Post-Reverse Stock Split 1:15 and Post-Authorized Shares Decrease Proposal	13,333,333	5,013,009

Amendment Effective Date

Concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, if the Proposed Decrease Shares Amendment to the Certificate of Incorporation as described in this Proposal Four is approved by the stockholders, the Company will file the Certificate of Amendment reflecting the adopted amendment with the Secretary of State of the State of Delaware. The Certificate of Amendment will be effective upon its filing. If the stockholders do not approve this Proposal Four, the Certificate of Amendment will not be filed with the Secretary of State of the State of Delaware.

Dissenters’ Rights

No dissenters’ rights are available under the General Corporation Law of the State of Delaware or under the Certificate of Incorporation or the Bylaws to any stockholder who dissents from this Proposal Four.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interest, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of common stock.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve this Proposal Four. Because adoption and approval of the Amended Certificate of Incorporation to effect the Authorized Shares Decrease Proposal requires a majority of the outstanding shares, an abstention will have the same effect as voting “against” the proposal. Brokers, banks and other nominees may have discretionary authority to vote on the approval of the Proposed Decrease Shares Amendment to effect the Authorized Shares Decrease Proposal and therefore no “broker non-votes” are anticipated with respect to this proposal.

The Board unanimously recommends a vote “FOR” the approval of the Proposed Decrease Shares Amendment to effect a decrease in PTMN’s authorized shares.

If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the approval of the Proposed Decrease Shares Amendment to effect the a decrease in PTMN’s authorized shares in accordance with the recommendation of the Board.

OTHER MATTERS

Stockholder Proposals Pursuant to Rule 14a-8

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in either Company’s proxy statement and form of proxy for the 2022 Annual Meeting of Stockholders must be received by the Company on or before December 30, 2021, or if the date of the 2022 Annual Meeting of Stockholders has been changed by more than 30 days from the date of the 2021 Annual Meeting of Stockholders, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Portman Ridge Finance Corporation 650 Madison Avenue, New York, New York 10022, Attention: Secretary. Proxies solicited by a Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Stockholder Proposals Other than Pursuant to Rule 14a-8

Stockholder proposals or director nominations for either Company to be presented at the 2021 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company. Proposal or director nomination must be received not less than 90 days prior to the date of the anniversary of the previous year’s annual meeting of stockholders. For the 2022 Annual Meeting of stockholders, the Company must receive such proposals and nominations no later than March 9, 2022.

In the event that the date of the 2022 Annual Meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the date of the 2021 Annual Meeting of Stockholders, notice by the stockholder in order to be timely must be so received not later than the later of the close of business 90 days prior to such annual meeting or the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made.

To be in proper written form, a stockholder’s notice to the Secretary relating to any matter must comply with the other requirements contained in PTMN’s bylaws, as applicable, including supporting documentation and other information and representations set forth as to each matter such stockholder proposes to bring before the annual meeting.

Other Business

The Company’s Board does not presently intend to bring any other business before the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, proxies will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to participate in the virtual Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Annual Meeting. The Annual Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/PTMN2021 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 8:45 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Annual Meeting and voting, please contact us by calling us collect at (212) 891-2880, by e-mail to PTMN at info@portmanridge.com, or by writing to Portman Ridge Finance Corporation, as applicable, at 650 Madison Avenue, New York, New York 10022, Attention: Secretary.

Delivery of Proxy Materials

Please note that only one copy of the 2021 proxy statement, the 2020 Annual Report on Form 10-K or Notice of Annual Meeting may be delivered to two or more stockholders of record of the Company who share an address unless we have received contrary instructions from one or more of such stockholders.

We will deliver promptly, upon written or oral request, a separate copy of any of these documents to stockholders of record of PTMN at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us collect at (212) 891-2880 or by writing to Portman Ridge Finance Corporation at 650 Madison Avenue, New York, New York 10022, Attention: Secretary.

Available Information

The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available without charge on the SEC’s website at www.sec.gov. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling us collect at (212) 891-2880, by e-mail to PTMN at info@portmanridge.com, or by writing to Portman Ridge Finance Corporation at 650 Madison Avenue, New York, New York 10022, Attention: Secretary, or in the case of PTMN, on its website at www.PortmanRidge.com. The information on these websites is not incorporated by reference into this proxy statement.

Annex A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

PORTMAN RIDGE FINANCE CORPORATION

PORTMAN RIDGE FINANCE CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Portman Ridge Finance Corporation. The Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on [●], 2006, and has been amended by a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State on April 1, 2019 (the Certificate of Incorporation, as so amended, the “Certificate of Incorporation”).

SECOND: Article IV, Section A, of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“(A) Common Stock. Except as (1) otherwise required by laws of the State of Delaware or (2) expressly provided in this Certificate of Incorporation (as amended from time to time), each share of Common Stock shall have the same powers, rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters. The shares of Common Stock shall not have any preemptive rights whatsoever.

(1) Dividends. Subject to the provisions of the laws of the State of Delaware and the rights of the shares of then outstanding Preferred Stock, and to the other provisions of this Certificate of Incorporation (as amended from time to time), holders of shares of Common Stock shall be entitled to receive equally, on a per share basis, such dividends and other distributions in cash, securities or other property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

(2) Voting Rights. At every annual or special meeting of stockholders of the Corporation, each record holder of Common Stock shall be entitled to cast one (1) vote for each share of Common Stock standing in such holder’s name on the stock transfer records of the Corporation for the election of directors and on matters submitted to a vote of stockholders of the Corporation. Except as provided with respect to any other class or series of capital stock of the Corporation hereafter classified or reclassified or as required by the Investment Company Act of 1940, as amended (together with the rules and regulations thereunder, the “1940 Act”), the exclusive voting power for all purposes shall solely be vested with the holders of Common Stock. There shall be no cumulative voting.

(3) Liquidation Rights. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the Corporation’s debts and other liabilities, including amounts payable upon shares of then outstanding Preferred Stock entitled to a preference on distributions in the dissolution, liquidation, or winding up of the Corporation, if any, over holders of Common Stock, upon such dissolution, liquidation or winding up, the remaining net assets of the Corporation shall be distributed among holders of shares of Common Stock equally on a per share basis. A merger or consolidation of the Corporation with or into any other corporation or other entity, or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this paragraph (A)(3).

A-1

(4) Number. Irrespective of the provisions of Section 242(b)(2) of the DGCL, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Corporation’s capital stock entitled to vote, without the separate vote of the holders of the Common Stock as a class.

(5) Reverse Stock Split. Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each            (                ) shares of the Corporation’s common stock, par value of $0.01 per share, issued and outstanding (or held in treasury) immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.01 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. No fractional shares of Common Stock shall be issued as a result of the reverse stock split. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair value of the Common Stock as determined in good faith by the Board of Directors of the Corporation.”

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the      day of                , 2021.

PORTMAN RIDGE FINANCE CORPORATION

By:
Name: Edward Goldthorpe Title: President and Chief Executive Officer

A-2

Annex B

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

PORTMAN RIDGE FINANCE CORPORATION

PORTMAN RIDGE FINANCE CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Portman Ridge Finance Corporation. The Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on [●], 2006 and has been amended by a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State on April 1, 2019, and a Certificate of Amendment to the Certificate of Incorporation, as amended, filed with the Secretary of State on                , 2021 (the Certificate of Incorporation, as so amended, the “Certificate of Incorporation”).

SECOND: the first sentence of Article IV of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is                shares, of which: (i)                shares, par value $0.01 per share, shall be shares of common stock (the “Common Stock”); and (ii) 5,000,000 shares, par value $0.01 per share, shall be shares of preferred stock (the “Preferred Stock”).

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the          day of                     , 2021.

PORTMAN RIDGE FINANCE CORPORATION

By:
Name: Edward Goldthorpe Title: President and Chief Executive Officer

B-1

PORTMAN RIDGE FINANCE CORPORATION

ATTN: AMANDA KELLY

650 MADISON AVENUE, 23RD FLOOR

NEW YORK, NY 10022

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/PTMN2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D48222-P55382	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PORTMAN RIDGE FINANCE CORPORATION	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all of the following nominees: 1. To elect as directors three nominees, each for a term of three years:	☐	☐	☐

Nominees:

01) Alexander Duka
02) Ted Goldthorpe
03) Christopher Lacovara

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain

2. To ratify the selection of Deloitte & Touche LLP as the independent registered public accountant of the Company for the fiscal year ending December 31, 2021.	☐	☐	☐

3.  To grant discretionary authority to the Board of Directors of the Company to amend the Company’s Certificate of Incorporation to effect a reverse stock split of its common stock within the range of 1-5 to 1-15, the exact ratio (the “Reverse Stock Split Ratio”), if any, to be determined by the Board of Directors, but not later than one year after stockholder approval thereof (the “Reverse Stock Split”).

	☐	☐	☐

4.  To approve an amendment to the Company’s Certificate of Incorporation to decrease, concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of common stock by one half of the Reverse Stock Split Ratio (“Reduction in Shares Ratio”).

	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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D48223-P55382

PORTMAN RIDGE FINANCE CORPORATION Annual Meeting of Shareholders June 7, 2021 9:00 AM, EDT This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Jason T. Roos and Andrew Devine, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of PORTMAN RIDGE FINANCE CORPORATION that the shareholder(s) is/are entitled to vote at the 2021 Annual Meeting of Shareholders to be held at 9:00 AM, EDT on June 7, 2021, virtually at www.virtualshareholdermeeting.com/PTMN2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side